                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
[X]  Definitive proxy statement             Commission Only (as permitted by
[ ]  Definitive Additional Materials        Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          EDEN BIOSCIENCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                           CALCULATION OF FILING FEE

===============================================================================================================
                                               PER UNIT PRICE OR OTHER
                                                 UNDERLYING VALUE OF          PROPOSED
TITLE OF EACH CLASS OF   AGGREGATE NUMBER OF     TRANSACTION COMPUTED          MAXIMUM
SECURITIES TO WHICH      SECURITIES TO WHICH     PURSUANT TO EXCHANGE    AGGREGATE VALUE OF
TRANSACTION APPLIES:     TRANSACTION APPLIES:       ACT RULE 0-11:           TRANSACTION:        TOTAL FEE PAID
--------------------     --------------------  -----------------------   ------------------      --------------

===============================================================================================================

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

[EDEN LOGO]

                                 April 10, 2001

Dear EDEN Bioscience Shareholders:

     On behalf of EDEN Bioscience Corporation, I cordially invite you to attend our Annual Meeting of Shareholders to be held on Thursday, May 17, 2001 at 9:00 a.m. (local time) at the Wyndham Garden Hotel, 19333 North Creek Parkway, Bothell, Washington.

     At the meeting, you will elect seven directors to the EDEN Bioscience board of directors and transact any other business properly presented at the meeting. You will also have the opportunity to hear what has happened in our business during the past year and to ask questions. You will find other detailed information about EDEN Bioscience Corporation and our operations, including our Annual Report on Form 10-K and our audited financial statements, in the enclosed materials.

     We hope you can join us on May 17. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                                          Sincerely,

                                          /s/ JERRY L. BUTLER
                                          Jerry L. Butler
                                          President and Chief Executive Officer

                          EDEN BIOSCIENCE CORPORATION
                        11816 NORTH CREEK PARKWAY NORTH
                         BOTHELL, WASHINGTON 98011-8205

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 17, 2001

Dear EDEN Bioscience Shareholders:

     The 2001 Annual Meeting of Shareholders of EDEN Bioscience Corporation, a Washington corporation, will be held at the Wyndham Garden Hotel, located at 19333 North Creek Parkway, Bothell, Washington, on Thursday, May 17, 2001 at 9:00 a.m. local time. Only shareholders who owned stock at the close of business on the record date, March 22, 2001, can vote at the meeting or any adjournments of the meeting that may take place. At the annual meeting we will ask you to:

     - Elect seven directors to our board of directors to serve for terms as more fully described in the accompanying proxy statement and

     - Transact any other business properly presented at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED SLATE OF DIRECTORS DESCRIBED IN THIS PROXY STATEMENT.

     At the meeting, we will also report on our 2000 business results and other matters of interest to shareholders.

     To ensure your representation at the annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope. Your stock will be voted in accordance with the instructions you give on your proxy card. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

     The approximate date of mailing for this proxy statement and accompanying proxy card(s) is April 10, 2001.

                                          By Order of the Board of Directors,

                                          /s/ BRADLEY S. POWELL
                                          Bradley S. Powell
                                          Chief Financial Officer, Vice
                                          President of Finance
                                          and Secretary

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO SHAREHOLDERS AS OF THE MARCH 22, 2001 RECORD DATE OR THEIR AUTHORIZED REPRESENTATIVES, AND GUESTS.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                          EDEN BIOSCIENCE CORPORATION
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The board of directors of EDEN Bioscience is sending you this proxy statement in connection with its solicitation of proxies for use at EDEN Bioscience's 2001 Annual Meeting of Shareholders. The annual meeting will be held on Thursday, May 17, 2001, at 9:00 a.m. (local time) at the Wyndham Garden Hotel, 19333 North Creek Parkway, Bothell, Washington.

     We intend to give or mail to shareholders definitive copies of this proxy statement and accompanying proxy card(s) on or about April 10, 2001.

RECORD DATE AND OUTSTANDING SHARES

     Only those shareholders who owned common stock at the close of business on March 22, 2001, the record date for the annual meeting, can vote. At that date, there were 23,927,013 issued and outstanding shares of common stock.

QUORUM

     A quorum for the annual meeting is a majority of the outstanding shares of common stock present, whether in person or by proxy, and entitled to vote, at the annual meeting.

REVOCABILITY OF PROXIES

     If you give your proxy to us, you have the power to revoke it at any time before it is exercised. Your proxy may be revoked by:

     - notifying the Secretary of EDEN Bioscience in writing before the annual meeting;

     - delivering to the Secretary of EDEN Bioscience before the annual meeting a signed proxy with a later date; or

     - attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

     We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or otherwise. Our directors, officers and employees will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for the reasonable expenses they incur in forwarding the material.

VOTING

     You are entitled to one vote for each share of common stock you hold. For the election of directors, the directors who receive the greatest number of affirmative votes cast by holders of common stock present, in person or by proxy, and entitled to vote at the annual meeting, will be elected to the board. You are not entitled to cumulate votes in the election of directors.

     If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any direction given, your shares will be voted in accordance with our recommendation. We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in the proxy statement and the accompanying notice of annual meeting of shareholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

     Abstentions from voting on the election of directors will have no impact on the outcome of this proposal since no vote has been cast in favor of any nominee. There can be no broker nonvotes on the election of directors since brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares with respect to election of directors.

     If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Seven directors will be elected at the 2001 Annual Meeting of Shareholders and will be divided into three classes:

     - Two Class I Directors will be elected to serve a one-year term expiring in 2002;

     - Two Class II Directors will be elected to serve a two-year term expiring in 2003; and

     - Three Class III Directors will be elected to serve a three-year term expiring in 2004.

     At each annual meeting of shareholders, successor directors will be elected to replace those directors whose terms have expired. Beginning in 2002, newly elected directors will serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     Biographical information regarding each of the nominees for the board of directors is set forth below. There are no family relationships among any of our directors or executive officers. Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for such nominees. Although the board of directors anticipates that the seven nominees will be available to serve as our directors, if any of them should be unwilling or unable to serve, the persons named as proxies will vote for the election of such substitute nominee or nominees as may be designated by the board of directors.

NOMINEES FOR ELECTION AS DIRECTORS

  Class I Directors (terms to expire in 2002)

     Oscar C. Sandberg (age 71) has served as one of our directors since May 1995, and is presently Secretary, Treasurer and a director of three retail automobile dealerships. Mr. Sandberg has served as an officer or director of several businesses, including First Western Bank, a financial institution, and Drug Emporium, a chain of retail drug stores. He has also served as a general partner in various real estate ventures. In 1954, Mr. Sandberg co-founded House of Values, a chain of discount stores, which was sold to Payless Drug Stores in 1969. Mr. Sandberg received a B.A. degree in business administration from the University of Washington.

     John W. Titcomb, Jr. (age 50) has served as one of our directors since May 1995 and as Assistant Secretary from December 1997 to June 2000. Mr. Titcomb is a private investor and currently serves as a director of several privately held companies involved in various technology and manufacturing businesses. Mr. Titcomb received an A.B. degree from Harvard College and a J.D. degree from Harvard Law School.

  Class II Directors (terms to expire in 2003)

     Albert A. James (age 69) has served as one of our directors since May 1995 and as our Secretary from May 1995 to June 2000. Mr. James is a private investor and currently serves as a general partner in several real estate projects in the Western United States. From 1982 to November 1997, Mr. James served as Managing Partner of Bellevue Associates, a commercial real estate management company. He served as Secretary and Treasurer of Anthony's Restaurants, a regional chain of restaurants, from 1976 to June 1995, and, from 1981 to March 1994, Mr. James served as Vice President of Alpine Industries, a window and laminated glass-manufacturing company. In 1957, Mr. James founded a discount drug and cosmetic business that merged with a chain of discount retail drug stores, which was ultimately sold to Payless Drug Stores Northwest in 1969. Mr. James received a B.S. degree in Pharmacy from the University of Washington.

     Agatha L. Maza (age 60) has served as one of our directors since May 1995. From February 1994 to October 1995, Ms. Maza served as Chief Executive Officer of the National Testing Laboratory in Portland, a division of the American Red Cross involved in biological testing of blood. From July 1991 to January 1994, she served as Chief Executive Officer of Medical Arts Laboratory and, from January 1988 to December 1990, as Chief Executive Officer of Eastside Medical Laboratory, both of which are medical diagnostics services laboratories. Ms. Maza currently serves as Chief Executive Officer, President of Roadable Aircraft International, Inc., a start-up company in research and development of new transportation technologies. Ms. Maza received a B.S. degree from Seattle University and an M.B.A. degree from City University and has completed the Executive Marketing Management Program at Stanford University.

  Class III Directors (terms to expire in 2004)

     Jerry L. Butler (age 52) has served as our Chief Executive Officer, President and a director since our incorporation in July 1994. From January 1991 to December 1993, Mr. Butler served as Vice President of Finance, Chief Financial Officer and Treasurer of Bainbridge Sciences Corporation, a biotechnology diagnostics company. In 1985, Mr. Butler co-founded MicroProbe Corporation, also a biotechnology diagnostics company, and served as its Executive Vice President and a director until November 1990. From 1981 to 1984, Mr. Butler served as Treasurer of Genetic Systems Corporation, a biotechnology diagnostics company. Mr. Butler received B.S. and M.A. degrees from Brigham Young University.

     Jon E.M. Jacoby (age 62) has served as one of our directors since February 1999. Mr. Jacoby has been employed by Stephens, Inc. and Stephens Group, Inc., both of which engage in investment banking activities, since 1963 and is presently a director and officer of each of those companies. He is also a director of Delta & Pine Land Company, an agricultural products company; Beverly Enterprises, Inc., an operator of nursing facilities; Power One, Inc., a power supplies manufacturer; Sangamo Biosciences, a biotechnology company; and Energy Exploration Technologies Inc., an oil and gas exploration company. Mr. Jacoby received a B.S. degree from the University of Notre Dame and an M.B.A. degree from Harvard Business School.

     William T. Weyerhaeuser, Ph.D. (age 57) has served as one of our directors since May 1998. Dr. Weyerhaeuser was in private practice as a clinical psychologist from 1975 to 1999. From May 1993 to June 1994, he served as President of Rock Island Company, a private investment company, and from July 1994 to June 1998, as its Chairman of the Board and Chief Executive Officer. Dr. Weyerhaeuser currently serves as a director of several privately held companies and foundations, and of two publicly listed companies, Potlatch Corporation, a timber and paper products company, and Columbia Banking System, Inc., a financial institution. Dr. Weyerhaeuser received a B.A. degree from Stanford University, an M.A. degree from Fuller Theological Seminary and a Ph.D. degree from the Fuller Graduate School of Psychology.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE

NUMBER, TERM AND ELECTION OF DIRECTORS

     Our articles of incorporation provide that the number of directors shall be determined in the manner provided by our bylaws. Our bylaws provide that the number of directors shall not be less than four or more than ten with the precise number to be determined by resolution of the board of directors. The board of directors has determined that the number of directors shall be seven. Each director will serve for a three-year term and one class will be elected each year by our shareholders, commencing at our annual shareholders meeting in 2002. Directors hold office until the election and qualification of his or her successor or upon earlier resignation or removal.

BOARD MEETINGS AND ATTENDANCE OF DIRECTORS

     During 2000, there were seven meetings of the board of directors. Each of EDEN Bioscience's directors attended five or more of the total number of board meetings held in 2000 during that director's service on the board. Of the three meetings of the audit committee, Messrs. Sandberg and Titcomb each attended two meetings. Of the six meetings of the compensation committee, Ms. Maza attended four meetings.

COMPENSATION OF DIRECTORS

     Our directors do not receive cash compensation for their services as directors or members of committees of the board of directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the board of directors and its committees.

     In August 2000, the board of directors granted each non-employee director a ten-year option to purchase 30,000 shares of our common stock at an exercise price of $14.00 per share, with each option to vest annually in equal installments on the first, second and third anniversaries of the date of grant.

INFORMATION ON AUDIT AND COMPENSATION COMMITTEES OF THE BOARD

     The audit committee currently consists of Messrs. Jacoby and Sandberg and Ms. Maza. Mr. Titcomb was a committee member through December 19, 2000. The audit committee makes recommendations to our board of directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit with the independent auditor and management, and reviews and evaluates our audit and control functions. The audit committee met three times in 2000.

     The compensation committee currently consists of Messrs. James and Titcomb and Dr. Weyerhaeuser. Ms. Maza was a committee member through December 19, 2000. The compensation committee establishes and reviews the compensation and benefits of our executive officers, considers incentive compensation plans for our employees and carries out duties assigned to the committee under our option plans and our employee stock purchase plan. The compensation committee met six times in 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our compensation committee currently consists of Messrs. James and Titcomb and Dr. Weyerhaeuser. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our board of directors or compensation committee.

     In August 2000, we established an unsecured, multiple-advance, committed credit facility with the WBW Trust Number One, of which Dr. Weyerhaeuser is trustee, for an aggregate maximum borrowing of up to $5 million. No advances were made under this credit facility, and it expired with the completion of our initial public offering on October 2, 2000. In connection with the establishment of this facility, we paid a loan commitment fee to the WBW Trust of $100,000. In addition, we issued a warrant to the WBW Trust to purchase 66,667 shares of our common stock, which is equal to 20% of the maximum loan commitment divided by $15.00, the initial public offering price of our common stock. The warrant may be exercised at any time after March 25, 2001 at an exercise price of $15.00 per share. The warrant expires in August 2005.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Bradley S. Powell (age 40) has served as our Chief Financial Officer and Vice President of Finance since July 1998 and as our Secretary since June 2000. From March 1994 to July 1998, he served as Vice President and Corporate Controller of Omega Environmental, Inc., a provider of products and services to owners of underground storage tanks. In 1983, Mr. Powell joined KPMG Peat Marwick, an international public accounting firm, as a certified public accountant and, from 1990 to March 1994, served as a Senior Audit Manager. Mr. Powell received a B.S. degree from Central Washington University.

     Zhongmin Wei, Ph.D. (age 44) has served as our Vice President of Research since May 1998, as Director of Research from April 1997 to May 1998 and as Senior Scientist from June 1996 to April 1997. From November 1995 to April 1996, Dr. Wei served as Principal Investigator at the Institute of Molecular Agrobiology in Singapore, an agricultural biotechnology research organization. From July 1992 to June 1996, Dr. Wei served as a Research Scientist and, from September 1989 to September 1992, as a Post-Doctoral Associate at the Cornell University School of Agricultural and Life Sciences. Dr. Wei received a B.S. degree from Zhejiang University and M.S. and Ph.D. degrees from Nanjing Agricultural University, both in the People's Republic of China.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table summarizes certain information regarding the beneficial ownership of our common stock as of February 15, 2001 for:

     - our chief executive officer;

     - each of our directors;

     - our executive officers (other than our chief executive officer) whose compensation exceeded $100,000 in 2000;

     - all our directors and executive officers as a group; and

     - each person or group that we know owns more than 5% of our common stock.

     Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of February 15, 2001 are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names. Unless otherwise indicated, the following officers, directors and shareholders can be reached at the principal offices of EDEN Bioscience.

                                                                          SHARES OF
                                                                 EDEN BIOSCIENCE CORPORATION
                                                                         COMMON STOCK
                                                              ----------------------------------
                                                              AMOUNT AND NATURE OF    PERCENT OF
                 NAME OF BENEFICIAL OWNERS                    BENEFICIAL OWNERSHIP     CLASS(1)
                 -------------------------                    --------------------    ----------
EXECUTIVE OFFICERS AND DIRECTORS
Jerry L. Butler(2)..........................................       1,035,277             4.28%
Oscar C. Sandberg(3)........................................         761,556             3.19%
William T. Weyerhaeuser(4)..................................         718,240             3.00%
Agatha L. Maza(5)...........................................         597,471             2.50%
Albert A. James(6)..........................................         552,699             2.31%
John W. Titcomb, Jr.(7).....................................         302,111             1.26%
Zhongmin Wei(8).............................................          49,999                *
Jon E. M. Jacoby(9).........................................          45,000                *
Bradley S. Powell(10).......................................           6,200                *
All directors and executive officers as a group
  (9 persons)(11)...........................................       4,068,553            16.71%

5% SHAREHOLDERS
Britannia Holdings Limited(12)..............................       2,650,000            11.09%
  Suites 3 and 4
  Pollet House
  Le Pollet, Guernsey GY14LA
Stephens Group, Inc.(13)....................................       2,533,333            10.54%
  111 Center Street -- Suite 2500
  Little Rock, AR 72201
Fred D. McElroy(14).........................................       1,596,250             6.68%
  P.O. Box 43
  Hansville, WA 98340

---------------
  * Less than 1%.

 (1) Based on 23,898,680 outstanding shares as of February 15, 2001.

 (2) Includes 1,000 shares held by minor son, and 283,333 stock options exercisable within 60 days of February 15, 2001.

 (3) Includes 601,556 shares held by the Sandberg Family Living Trust, of which Mr. Sandberg is trustee, and 70,000 shares held by the O.C. Sandberg Family Limited Partnership, of which Mr. Sandberg is the general partner.

 (4) Includes 381,573 shares held by the WBW Trust Number One, of which Dr. Weyerhaeuser is trustee, 10,000 shares owned by Dr. Weyerhaeuser's wife; 250 shares owned by a trust for Dr. Weyerhaeuser's minor son of which Dr. Weyerhaeuser's wife is the Trustee; 250 shares owned by Dr. Weyerhaeuser's son, and 66,667 shares subject to warrants exercisable within 60 days of February 15, 2001.

 (5) Includes 45,000 shares subject to options that are exercisable within 60 days of February 15, 2001, 151,191 shares held by Prudential Securities as custodian for the Agatha L. Maza IRA, 1,000 shares owned by Agatha Maza's spouse, and 135,080 shares held by the Maza Family LLC, of which Ms. Maza is a co-manager. Ms. Maza disclaims beneficial ownership except to the extent of her pecuniary interest in shares held by the Maza Family LLC.

 (6) Includes 115,556 shares held by the Albert A. James Family Partnership and 436,143 shares held by the Albert A. James Living Trust (UTA 1/16/89), of which Mr. James is trustee.

 (7) Includes 67,500 shares held by Frederick W. Titcomb, as custodian for the benefit of John W. Titcomb, Jr.'s minor children. Mr. John W. Titcomb, Jr. disclaims beneficial ownership of all such shares.

 (8) These shares represent stock options exercisable within 60 days of February 15, 2001.

 (9) Does not include 2,400,000 shares and 133,333 shares subject to warrants exercisable within 60 days of February 15, 2001 beneficially owned by Stephens Group, Inc., of which Jon E.M. Jacoby is a director and an executive vice president.

(10) Includes 200 shares held in trust for the benefit of Mr. Powell's minor sons for which Mr. Powell's father serves as trustee. Mr. Powell disclaims beneficial ownership of all such shares.

(11) Includes 444,999 shares subject to options and warrants that are exercisable within 60 days of February 15, 2001.

(12) The Duvall Trust is the sole shareholder of Britannia Holdings Limited. The Elfin Trust Company Limited, a Guernsey corporation, is the trustee of the Duvall Trust. Mr. Peter Howe is the managing director for the Elfin Trust Company Limited.

(13) Consists of shares held by Stephens -- EBC, LLC, of which Stephens Group, Inc. is the sole managing member. Jon E. M. Jacoby, a director of EDEN, is a director and an executive vice president of Stephens Group, Inc.
     Stephens -- EBC, LLC has contributed 1.7 million of its shares to a voting trust pursuant to which the trustee of the trust, an individual not affiliated with Stephens Group, Inc., has sole voting power. The trustee is required to vote such shares "for" or "against" proposals submitted to our shareholders in the same proportion as the votes cast "for" or "against" such proposals by all other shareholders, excluding abstentions. The voting trust agreement also imposes limitations on the sale or other disposition of the shares subject to the voting trust. The voting trust agreement expires in 2010 or such earlier time as Stephens Inc. ceases to be a market maker of our common stock. Stephens -- EBC, LLC also holds 700,000 shares, representing 2.9% of our outstanding shares that it has not contributed to the voting trust. Also included are 133,333 shares subject to warrants exercisable within 60 days of February 15, 2001.

(14) Includes 156,250 shares held by Mr. McElroy's spouse, Marilyn R. McElroy.

   RELATED TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND 5% SHAREHOLDER

     In August 2000, we established unsecured, multiple-advance, committed credit facilities with Stephens Group Inc., an entity that beneficially owns more than 5% of our equity securities, and the WBW Trust Number One, of which one of our directors, Dr. Weyerhaeuser, is trustee. Jon E.M. Jacoby, a director of EDEN, is a director and an executive vice president of Stephens Group, Inc. Under the terms of the facilities, we could request at any time on or before December 31, 2000 that Stephens Group make advances to us during the term of the facility of up to an aggregate maximum of $10 million and that the WBW Trust make advances to us during the term of the facility of an aggregate maximum of up to $5 million. No amounts were borrowed under the facilities. In connection with the establishment of these facilities, we paid a loan commitment fee to the Stephens Group of $200,000 and to the WBW Trust of $100,000. In addition, we issued warrants to each of the Stephens Group and the WBW Trust to purchase 133,333 shares and 66,667 shares of our common stock, respectively, at an exercise price of $15.00 per share, the initial public offering price of our common stock. The warrants may be exercised at any time after March 25, 2001. The warrants expire in August 2005.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires EDEN Bioscience's officers, directors and persons who own more than 10% of a registered class of EDEN Bioscience's equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater-than-10% shareholders are required by Commission regulation to furnish EDEN Bioscience with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it received, or written representations from certain reporting persons that no forms were required for those persons, EDEN Bioscience believes that during 2000 its officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements of Section 16(a), with the exception of the November 2000 Form 4 filed with the Commission by Britannia Holdings Limited on January 31, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information concerning the compensation received for services rendered to EDEN Bioscience in all capacities for the year ended December 31, 2000 by our chief executive officer and our other two executive officers whose total salary and bonus exceeded $100,000.

                                                                                   LONG-TERM
                                                                              COMPENSATION AWARDS
                                                   ANNUAL COMPENSATION        --------------------
                                                --------------------------    NUMBER OF SECURITIES
         NAME AND PRINCIPAL POSITION            YEAR    SALARY     BONUS       UNDERLYING OPTIONS
         ---------------------------            ----   --------   --------    --------------------
Jerry L. Butler...............................  2000   $220,938   $173,855          325,000
  President, Chief Executive Officer and        1999   $175,000   $ 52,500               --
  Director
Zhongmin Wei..................................  2000   $176,750   $ 91,000          250,000
  Vice President of Research                    1999   $133,750   $ 42,000           50,000
Bradley S. Powell.............................  2000   $170,438   $ 87,750          100,000
  Chief Financial Officer, Vice President of    1999   $135,000   $ 40,500               --
  Finance and Secretary

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding stock options we granted to the officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2000.

                                             INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                             --------------------------------------------------        VALUE AT ASSUMED
                             NUMBER OF                                              ANNUAL RATES OF STOCK
                             SECURITIES    PERCENT OF     EXERCISE                    PRICE APPRECIATION
                             UNDERLYING   TOTAL OPTIONS    PRICE                       FOR OPTION TERM
                              OPTIONS      GRANTED IN       PER      EXPIRATION    ------------------------
           NAME               GRANTED      FISCAL YEAR     SHARE        DATE           5%           10%
           ----              ----------   -------------   --------   ----------    ----------    ----------
Jerry L. Butler............   100,000          7.7%        $ 6.00     2/17/10      $  377,337    $  956,245
                              225,000         17.3%        $14.00      8/9/10      $1,981,018    $5,020,289
Zhongmin Wei...............   100,000          7.7%        $ 6.00     2/17/10      $  377,337    $  956,245
                              150,000         11.5%        $14.00      8/9/10      $1,320,679    $3,346,859
Bradley S. Powell..........    50,000          3.8%        $ 6.00     2/17/10      $  188,668    $  478,123
                               50,000          3.8%        $14.00      8/9/10      $  440,226    $1,115,620

     The figures above represent options granted under our 1995 combined incentive and nonqualified stock option plan. We granted options to purchase 1,303,950 shares of our common stock in 2000. All options were granted at an exercise price equal to the fair market value of the common stock on the date of grant as determined by our board of directors. The options granted to Mr. Butler vest annually on the first, second and third anniversaries of the date of grant. The options granted to Dr. Wei and Mr. Powell in February 2000 vest annually in approximately equal installments on the third, fourth and fifth anniversaries of the date of grant and the options granted in August 2000 vest annually on the first, second and third anniversaries of the date of grant. Options granted to the persons listed above expire ten years from the grant date.

     The potential realizable value represents amounts, net of exercise price before taxes, which may be realized upon exercise of the option immediately prior to the expiration of the term assuming stock price appreciation of 5% and 10% over the option term. The 5% and 10% values are calculated based on rules promulgated by the Commission and do not reflect our estimate of future stock price growth. The actual value realized may be greater or less than the potential realizable value set forth in the table.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     No options were exercised by the officers listed in the Summary Compensation Table during fiscal 2000. The following table sets forth information regarding unexercised stock options held by such officers as of December 31, 2000. The value of unexercised in-the-money options at December 31, 2000 represents an amount equal to the difference between the December 29, 2000 closing price of common stock of $29.9375 and the option exercise price, multiplied by the number of unexercised in-the-money options. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                            OPTIONS AT DECEMBER 31, 2000         DECEMBER 31, 2000
                                            ----------------------------    ----------------------------
                   NAME                     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                     -----------    -------------    -----------    -------------
Jerry L. Butler...........................    250,000         325,000       $7,234,375      $5,979,688
Zhongmin Wei..............................     49,999         400,001       $1,463,513      $8,933,362
Bradley S. Powell.........................         --         175,000               --      $4,014,063

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  Employment Agreements

     In August 2000, we entered into employment agreements with Mr. Butler and Dr. Wei. Pursuant to the agreements, we agreed to pay each executive a base salary to be determined from time to time by our board of directors. In addition, the agreements provide that each executive may be entitled to receive an annual bonus in an amount to be determined by our board of directors.

     Under the agreements, each executive is subject to noncompetition and noninterference provisions during his employment and for 18 months following termination of his employment, to a customary inventions assignment provision during his employment and for three years after termination, and to a customary confidentiality provision at all times during and after his employment. In consideration for the noncompetition covenants, we will pay each executive his then applicable annual base salary, and will reimburse Dr. Wei for health care benefits for himself and his dependents, during the 18-month post-termination noncompetition period so long as the executive complies with his noncompetition, noninterference, inventions assignment and confidentiality obligations.

     In addition to payments made in connection with his noncompetition covenant, if we terminate Mr. Butler's employment other than for cause, as defined in the agreement, he will be entitled to any unpaid annual base salary, accrued vacation and deferred compensation. If we terminate Dr. Wei's employment for any reason, all of his unvested options will accelerate and become fully vested and exercisable, and he will be entitled to any unpaid annual base salary, accrued vacation and deferred compensation in addition to any payments made pursuant to his noncompetition provision. These employment agreements are each effective for a term of three years, unless earlier terminated in accordance with their terms.

  Change-in-Control Agreements

     In August 2000, we entered into change in control agreements with Messrs. Butler and Powell and Dr. Wei. Upon a change in control, the agreements provide that we would continue to employ the executives, and the executives would remain in our employ, for a period of two years following the change in control. During that time, the agreements provide that each executive's position, authority, duties and responsibilities would be substantially the same as they were during the 90-day period prior to the change in control, and that his annual base salary would be at least equal to his annual base salary established by our board of directors prior to the change in control.

     If, during the two-year period, the executive's employment is terminated by us other than for cause, as defined in the agreements, or by the executive for good reason, as defined in the agreements, he would be entitled to receive:

     - his annual base salary, and pro rata annual bonus, through the date of termination, and any deferred compensation; and

     - a severance payment equal to twice the sum of his annual base salary and the average of his past three annual bonuses.

     In addition, his unvested options granted under our 1995 combined incentive and nonqualified stock option plan would accelerate and become fully vested and exercisable. If the executive's employment is terminated by us for cause or by the executive without good reason, he will receive only the amount of his annual base salary or other deferred compensation then due.

     Mr. Powell's and Dr. Wei's change-in-control agreements provide that each is subject to noncompetition and noninterference provisions during employment and for 18 months thereafter, to a customary inventions assignment provision during employment and for three years thereafter, and to a customary confidentiality provision at all times during and after employment.

  2000 Stock Incentive Plan

     In the event of certain corporate transactions, such as a merger or sale of all or substantially all of the assets of EDEN Bioscience, each outstanding award under our 2000 stock incentive plan will be assumed or replaced with a comparable award by EDEN Bioscience's successor corporation or parent thereof. If the successor will not assume or replace the awards, outstanding options will become 100% vested and exercisable immediately before the corporate transaction. To the extent that options accelerate due to a corporate transaction, the restrictions on restricted stock awards also lapse. If awards are assumed or replaced in a corporate transaction, such awards will become fully vested and exercisable (and any forfeiture or repurchase rights applicable to restricted stock awards will lapse) if a holder's services are terminated in contemplation of the corporate transaction or within three years of the corporate transaction, unless services are terminated for cause or the holder terminates services without good reason.

  2000 Employee Stock Purchase Plan

     In the event of a merger, consolidation or acquisition by another corporation of all or substantially all of our assets, each outstanding option to purchase shares under our 2000 employee stock purchase plan will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period during which a participant may purchase stock will be shortened to a specified date before the proposed transaction. Similarly, in the event of a proposed liquidation or dissolution of EDEN Bioscience, the offering period during which a participant may purchase stock will be shortened to a specified date before the date of the proposed liquidation or dissolution.

  1995 Combined Incentive and Nonqualified Stock Option Plan

     In a stock-for-stock transaction involving a merger, consolidation, acquisition of property or stock or a reorganization, the board of directors and a successor company may determine that all outstanding options under our 1995 combined incentive and nonqualified stock option plan will be converted into options to purchase shares of the other corporation. If options are not assumed in a transaction, outstanding options will become fully vested and exercisable and terminate upon the effectiveness of the transaction. If options are converted into options to purchase stock of a successor company, such options will become fully vested and exercisable if an individual's services are terminated in contemplation of a transaction or within three years of such transaction, unless services are terminated for cause or the individual terminates services without good reason. Effective on the date of our initial public offering, no additional options will be granted under our 1995 plan.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

     The compensation committee of the board of directors has furnished the following report on executive compensation. The compensation committee, which is composed of three nonemployee directors, establishes and reviews the compensation and benefits of our executive officers, considers incentive compensation plans for our employees and carries out duties assigned to the committee under our option plans and our employee stock purchase plan. The compensation committee considers internal and external information in determining officers compensation.

     Compensation Philosophy. Our compensation policies for executive officers are based on the belief that the interests of executives should be closely aligned with those of our shareholders. We believe that this will encourage the creation of additional shareholder value. The compensation policies are designed to achieve the following objectives:

     - Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term shareholder value.

     - Maintain a significant portion of our executives' total compensation at risk, tied to both the annual and long-term financial performance of EDEN Bioscience.

     - Further our short- and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

     Compensation Program. Our executive compensation program has three major integrated components: base salary, annual incentive awards and long-term incentives. We emphasize the award of stock options as long-term incentives to executive officers.

     Base Salary. Base salary levels are determined annually by reviewing skills, performance level and contribution to the business of individual employees.

     Annual Incentive Awards. Annual cash bonus awards are based on individual employee performance and the achievement of corporate objectives.

     Long-Term Incentives. The compensation committee views stock options as an important part of its long-term, performance-based compensation program. The committee believes that stock ownership is an excellent vehicle for compensating its officers and employees. We provide long-term incentives through our 1995 combined incentive and nonqualified stock option plan, 2000 stock incentive plan and our 2000 employee stock purchase plan. The purpose of the plans is to create a direct link between executive compensation and increases in shareholder value. Stock options are granted at fair market value and vest in installments generally over three and five years. Thus, the value of the shareholders' investment must appreciate before the optionee receives any financial benefit. Additionally, the employee must remain in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ. When determining option awards for an executive officer, the committee considers the executive's current contribution to company performance, the anticipated contribution to meeting our long- term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration.

     Chief Executive Officer Compensation. Mr. Butler's compensation for 2000 was established in his August 2000 Employment Agreement, which is more fully described in this proxy under the heading "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." Mr. Butler's annual base salary for 2000 was $220,938 and his bonus totaled $173,855. During fiscal 2000, Mr. Butler was granted stock options to purchase 100,000 shares of common stock at an exercise price of $6.00 per share, and 225,000 shares of common stock at an exercise price of $14.00 per share, the fair market value of our common stock on the date of the grants. The stock options will vest annually in approximately equal installments on the first, second and third anniversaries of the date of grant. Mr. Butler's base salary, annual incentive award and long-term compensation for future years will be determined by the committee based on the same factors employed by the committee for executive officers generally.

     Section 162 Limitation. Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the chief executive officer and any other of its four most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders. The compensation committee does not presently expect total cash compensation payable for salaries and bonuses to exceed the $1 million limit for any individual executive. The stock option plans are designed to qualify for the performance-based exemption. The compensation committee will continue to monitor the compensation levels potentially payable under our cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practices, our compensation philosophy and EDEN Bioscience's best interests.

                                          COMPENSATION COMMITTEE

                                          Albert A. James
                                          John W. Titcomb, Jr.
                                          William T. Weyerhaeuser

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative return to the shareholders of EDEN Bioscience's common stock with the cumulative return of (a) The Nasdaq Stock Market U.S. Index and (b) the Nasdaq Biotechnology Index, resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period commencing September 27, 2000 (the date of our initial public offering) and ending on December 31, 2000. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, and such information shall not be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the company specifically incorporates it by reference into such filing.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                          EDEN BIOSCIENCE CORPORATION
                     THE NASDAQ STOCK MARKET U.S. INDEX AND
                           NASDAQ BIOTECHNOLOGY INDEX

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------
                          9/27/00 9/30/00 10/31/00 11/30/00 12/31/00
--------------------------------------------------------------------
 EDEN Bioscience
  Corporation             $100.00 $220.00 $252.50  $232.50  $199.59
 Nasdaq Stock
  Market -- U.S. Index    100.00  100.40    92.11    71.01    67.27
 Nasdaq Biotechnology
  Index                   100.00  101.15    92.92    80.67    83.40
--------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

     The members of the audit committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. On July 6, 2000, the board of directors adopted a written Audit Committee Charter, a copy of which is provided herewith as Appendix A. The audit committee has reviewed and discussed the audited financial statements for fiscal 2000 with the management of EDEN Bioscience Corporation. Additionally, the audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the discussions and reviews noted above, the audit committee recommended to the board of directors that the audited financial statements be included in EDEN Bioscience's Annual Report on Form 10-K for fiscal year 2000.

                                          AUDIT COMMITTEE

                                          Jon E.M. Jacoby
                                          Agatha L. Maza
                                          Oscar C. Sandberg

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has selected Arthur Andersen LLP, independent auditors, to audit the financial statements of EDEN Bioscience for the fiscal year ended December 31, 2000. Arthur Andersen LLP has audited our financial statements annually since 1994. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The fees billed for professional services rendered by Arthur Andersen LLP for fiscal year 2000 are as follows:

Audit of EDEN's annual financial statements and quarterly
  reviews...................................................  $55,000
Financial Information Systems Design and Implementation
  fees......................................................  $     0
All Other Fees*.............................................  $84,690

---------------
* All other fees consists of services traditionally provided by auditors, such as preparation of tax returns and tax consultation and professional services related to our initial public offering.

     The audit committee has considered the compatibility of the nonaudit services provided by EDEN Bioscience's auditors with auditor independence.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Under the Commission's proxy rules, shareholder proposals that meet certain conditions may be included in EDEN Bioscience's proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at EDEN Bioscience's 2002 Annual Meeting must give notice of the proposal to EDEN Bioscience no later than December 10, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to EDEN Bioscience no earlier than February 16, 2002 and no later than March 18, 2002. Receipt by EDEN Bioscience of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in EDEN Bioscience's proxy materials or its presentation at the 2002 Annual Meeting because there are other requirements in the proxy rules.

                                 OTHER MATTERS

     As of the date of this proxy statement, the board does not intend to present, and has not been informed that any other person intends to present, any matters for action at the annual meeting other than the matters specifically referred to in this proxy statement. If other matters properly come before the annual meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     Copies of the EDEN Bioscience 2000 Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission are being mailed to shareholders, together with this proxy statement, form of proxy and notice of annual meeting of shareholders. Additional copies may be obtained from the Secretary of EDEN Bioscience, at 11816 North Creek Parkway North, Bothell, Washington 98011-8205.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ BRADLEY S. POWELL
                                          Bradley S. Powell
                                          Chief Financial Officer, Vice
                                          President of
                                          Finance and Secretary

Seattle, Washington
April 10, 2001

                                                                      APPENDIX A

                          EDEN BIOSCIENCE CORPORATION

                            AUDIT COMMITTEE CHARTER

I. GENERAL FUNCTIONS, AUTHORITY, AND ROLE

     The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the company's audit process.

     The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

     The company's outside auditor shall ultimately be accountable to the board of directors and to the audit committee, as representatives of the Company's shareholders, and the board of directors and audit committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval). In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company's outside auditor and the board of directors.

     The responsibilities of a member of the audit committee shall be in addition to such member's duties as a member of the board of directors.

     While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company's own policies or code of conduct.

II. MEMBERSHIP

     The membership of the audit committee shall consist of at least three members of the board of directors who shall serve at the pleasure of the board of directors. The membership of the audit committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. (including applicable exceptions thereto), as the same may be modified or supplemented, or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company.

III. RESPONSIBILITIES

     The responsibilities of the audit committee shall be as follows:

  A. General

     1. Meet at least once per year, or more frequently if circumstances or the obligations of the audit committee require.

     2. Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

     3. Annually review and reassess the adequacy of this charter and submit it to the board of directors for approval.

     4. Perform such functions as may be assigned by law, the company's articles of incorporation or bylaws, or the board of directors.

  B. Outside Auditor

     1. As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

     2. Recommend to the board of directors the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

     3. Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

  C. Audit Process and Results

     1. Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

     2. Consider and review with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented from time to time.

     3. Review and discuss with management and the outside auditor at the completion of the annual examination:

          a. The company's audited financial statements and related footnotes.

          b. The outside auditor's audit of the financial statements and their report thereon.

          c. Any significant changes required in the outside auditor's audit plan.

          d. Any serious difficulties or disputes with management encountered during the course of the audit.

          e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     4. Inquire of management and the outside auditor about the systems of internal controls that management and the board of directors have established and the effectiveness of those systems, and inquire of management and the outside auditor about significant financial risks or exposures and the steps management has taken to minimize such risks to the company.

     5. Meet with the outside auditor and management in separate executive sessions, as necessary or appropriate, to discuss any matters that the committee or any of these groups believe should be discussed privately with the audit committee.

  D. Securities and Exchange Commission Filings

     1. Review with management and the outside auditor the interim financial reports before filing with the Securities and Exchange Commission, when required to be reviewed under generally accepted auditing standards.

     2. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

                                                             Please mark     [X]
                                                             your votes as
                                                             indicated in
                                                             this example


                                  NO PRINT AREA



                                         FOR             WITHHOLD AUTHORITY
                                 all nominees listed         to vote for
                                (except as withheld)       nominees listed
1. ELECTION OF DIRECTORS:                [ ]                     [ ]            This proxy, when properly signed, will be voted in
Class I (term expiring 2002)                                                    the manner directed herein by the undersigned
   Oscar C. Sandberg                                                            shareholder. IF NO DIRECTION IS MADE, THIS PROXY
   John W. Titcomb, Jr.                                                         WILL BE VOTED FOR PROPOSAL 1.
Class II (term expiring 2003)
   Albert A. James
   Agatha L. Maza
Class III (term expiring 2004)
   Jerry L. Butler
   Jon E. M. Jacoby
   William T. Weyerhaeuser

WITHHOLD AUTHORITY to vote for the following Directors:



___________________________________



                                    IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY.



Signature(s)____________________________________________________________________
Dated: ___________________________________________, 2001.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

PROXY


                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

                           EDEN BIOSCIENCE CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jerry Butler and Bradley S. Powell (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of EDEN Bioscience Corporation to be held at the Wyndham Garden Hotel, 19333 North Creek Parkway, Bothell, Washington on Thursday, May 17, 2001 at 9:00 a.m. (Pacific Time) and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposal listed on the reverse side hereof and in the Proxies' discretion on such other matters as may properly come before the meeting or any adjournment thereof.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



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